UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2004
CLECO CORPORATION
(Exact name of registrant as specified in its charter)
Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

                         On September 28, 2004, Cleco Corporation issued a press release announcing the delay of its common stock offering.  In the release, Cleco stated that Acadia Power Partners LLC, a joint venture between subsidiaries of Cleco and Calpine Corp., had received a letter from Calpine Energy Services, LP claiming to be a notice of default under the tolling agreements for the entire output of the natural gas-fired 1,160 MW Acadia Power Project.  A copy of the press release is furnished with this report as Exhibit 99.1.

 Item 9.01        Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished herewith:

99.1     Press Release issued September 28, 2004 regarding the delay of Cleco Corporation's common stock offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: September 28, 2004 By: /s/ R. Russell Davis
R. Russell Davis
Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release issued September 28, 2004 regarding the delay of Cleco Corporation's common stock offering.